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                            TAX-FREE INVESTMENTS CO.

                       INSTITUTIONAL CASH RESERVE SHARES

                      Supplement dated September 12, 1997
                     to the Prospectus dated July 29, 1997


         The following sentence is added to the section entitled "INVESTMENT PROGRAM":


         "Securities in which the Portfolio invests may be insured by financial insurance companies. Since a limited number of entities provide such insurance, the Portfolio may invest more than 25% of its assets in securities insured by the same insurance company."